UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2023

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On January 17, 2023, MicroStrategy Brasil Ltda. (“MicroStrategy Brasil”), a wholly owned subsidiary of MicroStrategy Incorporated, issued a statement regarding an administrative proceeding recently announced by Brazil’s General Superintendence of the Administrative Council for Economic Defense (“SG/CADE”) to investigate potentially anticompetitive conduct, which names various individuals and companies as defendants including MicroStrategy Brasil. The statement noted, among other things, that (i) the proceeding was precipitated by a voluntary disclosure of information to SG/CADE by MicroStrategy Brasil that arose out of an internal review initiated in 2018 and (ii) MicroStrategy Brasil has secured a leniency agreement with SG/CADE. If at the end of the proceeding, CADE’s Tribunal confirms that the leniency agreement obligations have been fulfilled, MicroStrategy Brasil will receive full immunity from fines. The announced SG/CADE proceeding involves conduct relating to transactions with certain Brazilian public and private entities that is similar in nature to the conduct that is the subject of investigative and administrative actions by other Brazilian authorities, as previously disclosed by MicroStrategy Incorporated. MicroStrategy Incorporated does not expect this administrative proceeding to adversely impact MicroStrategy Brasil’s operations, and MicroStrategy Brasil continues to conduct its business in the ordinary course. A copy of MicroStrategy Brasil’s statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Statement of MicroStrategy Brasil Ltda., dated January 17, 2023, regarding an administrative proceeding recently announced by Brazil’s General Superintendence of the Administrative Council for Economic Defense.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2023	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel